The
Municipal
Fund
Accumulation
Program,
Inc.


Annual Report

December 31, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended December 31, 1998, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.72%. The Program's total investment return for the 12-month period ended December 31, 1998 was +5.35%, based on a change in per share net asset value from $19.22 to $18.50, and assuming reinvestment of $1.241 per share income dividends and $0.477 per share capital gains distributions.

For the six months ended December 31, 1998, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.50%. The Program's total investment return for the six-month period ended December 31, 1998 was +3.20%, based on a change in per share net asset value from $19.02 to $18.50, and assuming reinvestment of $0.723 per share income dividends and $0.400 per share capital gains distributions.

The Municipal Market Environment
During the six months ended December 31, 1998, long-term bond yields generally declined. Modest domestic economic growth coupled with a continued lack of inflationary pressures has allowed bond yields to continue the decline seen for most of 1998. The US Treasury market has also continued to benefit from its "safe-haven" status. The earlier turmoil in foreign markets, especially in Russia and Brazil, remains unresolved. The declines in foreign economies also have led to reduced demand for US exports. This reduction has forced some US manufacturers to scale back production and initiate significant contractions in employment. Concerns that the declines in the US manufacturing sector seen thus far would intensify and spread to the service sector of the US economy led the Federal Reserve Board to lower short-term interest rates in September, October and November. These actions were taken in large part to ensure that US economic growth would remain at least at its current level of growth. During the six months ended December 31, 1998, US Treasury bond yields declined over 50 basis points (0.50%) to end the year at 5.09%. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 10 basis points to end the six-month period at 5.26%.

One of the two principal themes characterizing the municipal bond market for much of the past year has been the significant increase in new municipal bond issuance. Over $285 billion in new long-term tax-exempt bonds were underwritten in 1998, an increase of almost 30% relative to 1997 levels. As tax-exempt bond yields declined in recent years, increasingly lower municipal bond yields were required to refinance existing debt. Consequently, the rate of increase in municipal bond issuance has begun to slow in recent quarters. During the last six months of 1998, nearly $135 billion in new tax-exempt bonds were issued, an increase of nearly 10% as compared to the same period a year earlier. During the three months ended December 31, 1998, $68 billion in new municipal bonds were underwritten, an increase of just over 5% as compared to the quarter ended December 31, 1997. Unless municipal bond yields decline dramatically in 1999, new bond issuance in 1999 seems unlikely to match 1998 levels.

The second and perhaps more striking theme during the past year has been the dramatic underperformance of the municipal bond market. At the end of 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (103%), matching their least expensive level of the year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the safe-haven status of US Treasury securities has driven municipal bond yield ratios to their present attractive levels. Should new-issue volume decline or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could be expected to quickly return to their more historic levels (85%--88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggest a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. At this time, it appears that there is little immediate risk of any significant increase in long-term bond yields.

Fiscal Year in Review
For the fiscal year ended December 31, 1998, we managed the Program with the intent of sustaining an appealing level of tax-exempt income while simultaneously seeking to achieve an above-average total return. During the 12-month period, our strategy was to maintain a fully invested position and use any dips in the market to aggressively restructure the Program while using market rallies to sell more aggressively structured bonds.

While the overall trend in interest rates for the 12-month period was down, market volatility created a trading range. Interest rates fluctuated rapidly during the period as opinions on inflation and whether the Federal Reserve Board was going to lower interest rates changed. Overall, we believed that inflation was not a problem and positioned the Program to benefit from a decline in interest rates.

As a result of this strategy, The Municipal Fund Accumulation
Program, Inc.'s total return for the 12-month period ended December 31, 1998 was +5.35%. As of December 31, 1998, the Program's 12-month net annualized yield and standardized 30-day yield were 4.72% and 4.09%, respectively.

Looking ahead, it is our opinion that interest rates will fluctuate until a sustained slowdown in the US economy drives them lower. To that end, our strategy will concentrate on extending duration on any market back-ups to seek to enhance the total return of the Program.

In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


(Arthur Zeikel)
Arthur Zeikel
President


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President


(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager


February 5, 1999




The Municipal Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in The Municipal Fund Accumulation Program, Inc. compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                       12/88          12/98

The Municipal Fund Accumulation
Program Inc.++--                      $10,000        $20,100
Lehman Brothers Municipal
Bond Index++++                        $10,000        $22,025

[FN]
  ++Assuming transaction costs and other operating expenses, including advisory fees. The Municipal Fund Accumulation Program, Inc. invests in long-term and intermediate-term state, municipal and public authority bnds (including private activity bonds), the interest on which is exempt from Federal income tax.
++++This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.



The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 12/31/98                 +5.35%
Five Years Ended 12/31/98           +5.04
Ten Years Ended 12/31/98            +7.23



Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT            Alternative Minimum Tax (subject to)
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UPDATES        Unit Priced Demand Adjustable
               Tax-Exempt Securities
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1998                                                            (in Thousands)
               S&P      Moody's      Face                                                                         Value
State         Rating     Rating     Amount                          Issue                                       (Note 1a)
Arizona--                                   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
1.9%                                        (Catholic Healthcare West Project), Series A:
                A         A2      $ 5,000     5% due 7/01/2016                                                  $  4,917
                A         A2        5,000     5% due 7/01/2021                                                     4,852

California--    AAA       Aaa       2,935   Brea, California, Public Financing Authority, Lease Revenue
12.9%                                       Refunding Bonds, 5% due 7/01/2021 (f)                                  2,921
                                            California Educational Facilities Authority, Revenue Refunding
                                            Bonds (California Institute of Technology):
                AAA       Aaa       9,605     4.50% due 10/01/2027                                                 8,897
                AAA       Aaa      10,000     4.25% due 10/01/2028                                                 8,866
                AA-       Aa2       4,955   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
                                            7% due 8/01/2026 (d)                                                   5,387
                A         A2        5,000   California Health Facilities Finance Authority Revenue Bonds
                                            (Catholic Healthcare West), Series A, 5% due 7/01/2028                 4,817
                                            California State Public Works Board, Lease Revenue Bonds:
                A         A1        2,000     (California State University), Series C, 5.40% due 10/01/2022        2,085
                A         Aaa       8,000     (Department of Corrections), Series A, 6.875% due
                                              11/01/2004 (a)                                                       9,431
                AAA       Aaa      21,535   California State, Refunding, GO, UT, 4.25% due 10/01/2026 (f)         19,109
                AAA       Aaa       1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                            (San Juan Project), Series D, 6.75% due 7/01/2020 (f)(h)               1,524
                AAA       Aaa       1,000   Mojave, California, Water Agency Refunding Bonds (Improvement
                                            District--Morongo Basin), 5.80% due 9/01/2022 (c)                      1,080
                AAA       Aaa       4,000   Tustin, California, Special Tax Community Facilities District
                                            No. 88-1, Refunding (Unified School District), 4.375% due
                                            9/01/2019 (e)                                                          3,707

Colorado--      AAA       Aaa       5,100   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
1.0%                                        Series A, 5% due 11/15/2025 (e)                                        4,964

Connecticut--   AAA       Aaa       2,000   Connecticut State Development Authority, Water Facility, Revenue
1.8%                                        Refunding Bonds (Connecticut Water Company Project), 6.65% due
                                            12/15/2020 (b)                                                         2,260
                AA        Aa2       3,825   Connecticut State, HFA, Housing Mortgage Revenue Bonds (Finance
                                            Program), Sub-Series B-1, 6.125% due 5/15/2018                         4,095
                AAA       Aaa       3,000   Connecticut State, Health and Educational Facilities Authority
                                            Revenue Bonds (Norwalk Hospital), Series D, 6.25% due
                                            7/01/2022 (f)                                                          3,267


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1998 (continued)                                                (in Thousands)
               S&P      Moody's      Face                                                                         Value
State         Rating     Rating     Amount                          Issue                                       (Note 1a)
Florida--       NR*       VMIG1++ $ 1,500   Jacksonville, Florida, Health Facilities Authority, Hospital
5.4%                                        Revenue Refunding Bonds (Genesis Rehabilitation Hospital),
                                            VRDN, 3.70% due 5/01/2021 (g)                                       $  1,500
                AAA       Aaa      25,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                            Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50%
                                            due 7/01/2028 (f)                                                     26,958

Georgia--       A         A3       10,460   Georgia Municipal Electric Authority, Power Revenue Bonds,
2.3%                                        Series Y, 6.50% due 1/01/2017                                         12,300

Illinois--      AA-       Aa3       5,000   Illinois Development Finance Authority Revenue Bonds
1.2%                                        (Presbyterian Home Lake Project), Series B, 6.40% due 9/01/2031        5,617
                A1+       VMIG1++     700   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (University of Chicago Hospitals), VRDN, 4.10% due 8/01/2026 (f)(g)      700

Indiana--       NR*       Aaa       4,315   Indiana State Educational Facilities Authority Revenue Bonds
1.6%                                        (University of Notre Dame Project), 6.70% due 3/01/2004 (a)            4,951
                AAA       Aa3       1,000   Indiana State Office Building Commission, Capital Complex
                                            Revenue Refunding Bonds (State Office Building-II Facility),
                                            Series D, 6.90% due 7/01/2011                                          1,215
                AA        NR*       1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Refunding, Series D, 6.75% due 2/01/2020                               2,060

Louisiana--     AAA       Aaa       2,900   New Orleans, Louisiana, Refunding, 6.125% due 10/01/2016 (b)           3,208
0.6%

Massachu-       AAA       Aaa      12,200   Massachusetts Bay Transportation Authority, Refunding (General
setts--3.4%                                 Transportation System), Series A, 4.50% due 3/01/2026 (f)             11,205
                A+        Aa3       3,000   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                            Series 38, 7.20% due 12/01/2026                                        3,277
                AAA       Aaa       2,550   Massachusetts State Health and Educational Facilities Authority
                +                           Revenue Bonds (Northeastern University), Series E, 6.55% due
                                            10/01/2022 (f)                                                         2,819
                AA-       VMIG1++     300   Massachusetts State Industrial Finance Agency, PCR, Refunding
                                            (Holyoke Water Power Company), VRDN, Series A, 3.70% due
                                            5/01/2022 (g)                                                            300

Michigan--                                  Michigan State Strategic Fund, Limited Obligation Revenue
1.8%                                        Refunding Bonds (Detroit Edison Company):
                AAA       Aaa       2,000     Series BB, 7% due 5/01/2021 (b)                                      2,545
                A1+       P1        7,000     VRDN, Series CC, 4.10% due 9/01/2030 (g)                             7,000

Minnesota--     AA+       Aa2       3,835   Minnesota State, HFA, S/F Mortgage, AMT, Series M, 6.70% due
0.8%                                        7/01/2026                                                              4,099

Montana--       AA+       Aa1       3,395   Montana State Housing Board, S/F Program, AMT, Series B-2,
0.7%                                        6.90% due 6/01/2025 (d)                                                3,690

Nevada--2.8%    AAA       Aaa       2,000   Clark County, Nevada, PCR, Refunding (Nevada Power Company
                                            Project), Series B, 6.60% due 6/01/2019 (c)                            2,197
                A         A2       10,000   Henderson, Nevada, Health Care Facilities Revenue Bonds
                                            (Catholic Healthcare West), 5.375% due 7/01/2026                      10,071
                AAA       Aaa       2,195   Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                            7.05% due 4/01/2027 (d)                                                2,368

New             AAA       Aaa       2,000   New Hampshire Higher Educational and Health Facilities Authority,
Hampshire--                                 Revenue Refunding Bonds (University System of New Hampshire),
0.4%                                        6.25% due 7/01/2020 (f)                                                2,178


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1998 (continued)                                                (in Thousands)
               S&P      Moody's      Face                                                                         Value
State         Rating     Rating     Amount                          Issue                                       (Note 1a)
New Jersey--                                Black Horse Pike, New Jersey, Regional School District, GO (c):
17.6%           AAA       Aaa     $ 2,370     4.75% due 12/01/2014                                              $  2,380
                AAA       Aaa       2,780     4.75% due 12/01/2016                                                 2,772
                AAA       Aaa       1,175     4.75% due 12/01/2017                                                 1,167
                NR*       Aaa       5,500   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Bonds, 4.75% due 12/01/2028 (f)                                5,300
                NR*       Aaa       1,345   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Refunding Bonds, 5% due 12/01/2016                             1,332
                                            New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                            Refunding Bonds (Rutgers University) (c):
                AAA       Aaa       1,405     5% due 7/01/2013                                                     1,447
                AAA       Aaa       2,000     4.625% due 7/01/2024                                                 1,883
                AAA       Aaa       5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                            Corporation), 6.50% due 7/01/2024 (e)                                  5,619
                AAA       Aaa       2,265   New Jersey Health Care Facilities Authority Revenue Bonds
                                            (Virtua Health Issue), 4.75% due 7/01/2018 (e)                         2,209
                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Saint Barnabas Health), Series B:
                AAA       Aaa       3,000     5.25% due 7/01/2013                                                  3,133
                AAA       Aaa      18,000     4.75% due 7/01/2028                                                 17,137
                AAA       Aaa       1,500   New Jersey Sports and Exposition Authority, Luxury Tax
                                            Revenue Refunding Bonds (Convention Center), Series A,
                                            6.25% due 7/01/2020 (f)                                                1,639
                AAA       Aaa       3,000   New Jersey State Housing and Mortgage Finance Agency Revenue
                                            Bonds (Home Buyer), Series L, 6.65% due 10/01/2014 (f)                 3,281
                AAA       Aaa      23,250   New Jersey State Transportation Trust Fund, Transportation
                                            System Authority Revenue Bonds, Series A, 4.50% due
                                            6/15/2019 (e)                                                         21,928
                AA        A1        2,500   Rutgers State University, New Jersey, Refunding (State
                                            University of New Jersey), Series A, 6.50% due 5/01/2018               2,723
                AA        A1        9,165   Rutgers State University, New Jersey, Series A, 4.75% due
                                            5/01/2029                                                              8,774
                AA+       Aaa      10,000   Union County, New Jersey, Utilities Authority County Deficiency,
                                            Refunding, AMT, Series A2, 5% due 6/15/2028                            9,977

New Mexico--    A1+       Aa2       2,700   Hurley, New Mexico, PCR (Kennecott Santa Fe), UPDATES, 4.10%
0.5%                                        due 12/01/2015 (g)                                                     2,700

New York--      AAA       VMIG1++   1,000   Long Island Power Authority, New York, Electric System Revenue
25.6%                                       Bonds, VRDN, Series 7, 4.05% due 4/01/2025 (f)(g)                      1,000
                AAA       Aaa       5,000   Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A, 5.50% due 12/01/2029 (f)                    5,187
                AAA       Aaa       4,225   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds (Service Contract), Series
                                            Q, 5.125% due 7/01/2012 (b)                                            4,418
                AAA       Aaa       7,560   Metropolitan Transportation Authority, New York, Transportation
                                            Facilities Revenue Refunding Bonds, Series A, 4.75% due
                                            7/01/2024                                                              7,232
                                            New York City, New York, GO:
                A-        A3           50     Series C, Sub-Series C-1, 7.50% due 8/01/2020                           56
                A-        A3           35     Series D, 7.50% due 2/01/2019                                           39
                A         A2        6,750   New York City, New York, IDA, Special Facilities Revenue Bonds
                                            (British Airways PLC Project), AMT, 5.25% due 12/01/2032               6,728
                                            New York City, New York, Municipal Water Finance Authority, Water
                                            and Sewer System Revenue Bonds:
                AAA       Aaa       8,000     Series A, 5.50% due 6/15/2023 (b)                                    8,328
                AAA       Aaa       1,475     Series B, 5.50% due 6/15/2027 (f)                                    1,550


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1998 (continued)                                                (in Thousands)
               S&P      Moody's      Face                                                                         Value
State         Rating     Rating     Amount                          Issue                                       (Note 1a)
New York        AA        Aa3     $14,000   New York City, New York, Transitional Finance Authority Revenue
(concluded)                                 Bonds (Future Tax Secured), Series B, 4.50% due 11/15/2027          $ 12,826
                AAA       Aaa      11,125   New York State Dormitory Authority, Lease Revenue Bonds
                                            (Municipal Health Facilities Improvement Program), Series 1,
                                            4.75% due 1/15/2029 (e)                                               10,570
                                            New York State Dormitory Authority Revenue Bonds (f):
                AAA       Aaa      16,000     (Sloan Kettering Cancer Memorial), 5.50% due 7/01/2023              17,397
                AAA       Aaa       3,000     (State University Athletic Facilities), 5.25% due 7/01/2013          3,168
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA       Aaa       3,000     (835 Schools Program), Issue 2, Series F, 5.25% due
                                              7/01/2018 (b)                                                        3,086
                AAA       Aaa       4,300     (City University Systems), Third Generation Resources,
                                              Series 1, 5.50% due 7/01/2024 (f)                                    4,522
                AAA       Aaa       3,000     (New York and Presbyterian Hospitals), Series A, 4.75% due
                                              8/01/2027 (b)(d)                                                     2,849
                AAA       Aaa       3,750     (New York Medical College), 4.75% due 7/01/2027 (f)                  3,578
                AAA       Aaa       3,000     (State University Educational Facilities), Series A, 4.75%
                                              due 5/15/2025 (f)                                                    2,863
                A         A2        1,415   New York State, GO, 6.25% due 6/15/2024                                1,572
                                            New York State Medical Care Facilities Finance Agency Revenue
                                            Bonds, Series A (a):
                AAA       Aaa       1,250     (New York Downtown Hospital), 6.70% due 2/15/2005                    1,454
                AAA       Aaa       3,500     (New York Hospital Mortgage), 6.80% due 2/15/2005 (b)(d)             4,091
                AAA       Aaa      18,070   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, 116th Series, 4.375% due 10/01/2033 (c)                        16,121
                                            Suffolk County, New York, Series A (c):
                AAA       Aaa         905     4.75% due 8/01/2020                                                    871
                AAA       Aaa         915     4.75% due 8/01/2021                                                    877
                AAA       Aaa         930     4.75% due 8/01/2022                                                    890
                AAA       Aaa         945     4.75% due 8/01/2023                                                    903
                AAA       Aaa       1,940   Syracuse, New York, Housing Authority, Mortgage Revenue Bonds
                                            (Loretto Rest), Series A, 5.70% due 8/01/2027 (b)(d)                   2,062
                A+        Aa3       9,575   Triborough Bridge and Tunnel Authority, New York, General
                                            Purpose Revenue Bonds, Series X, 6.50% due 1/01/2019                  10,408

North           AAA       Aaa       1,330   North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                  Revenue Refunding Bonds, Series A, 6.50% due 1/01/2018 (h)             1,613
0.5%            AA        Aa3       1,000   University of North Carolina, Hospital Revenue Bonds (Chapel
                                            Hill University), 6% due 2/15/2024                                     1,066

Ohio--0.4%      AA-       Aa3       2,000   Ohio State Water Development Authority, Revenue Refunding Bonds
                                            (Water Development-Dayton Power), Series A, 6.40% due 8/15/2027        2,148

Pennsylvania--                              Altoona, Pennsylvania, City Water Authority Revenue Bonds,
1.4%                                        Series A (c):
                AAA       Aaa       2,460     6.50% due 11/01/2004 (a)                                             2,833
                AAA       Aaa          40     6.50% due 11/01/2019                                                    45
                AAA       Aaa       4,000   Erie, Pennsylvania, City School District, Series A, 5.75% due
                                            5/01/2006 (a)(f)                                                       4,430

Rhode Island    AAA       Aaa       2,500   Rhode Island Port Authority and Economic Development Corporation
--0.6%                                      Revenue Bonds (Shepard Building Project), Series B, 6.75% due
                                            6/01/2004 (a)(b)                                                       2,889


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1998 (concluded)                                                (in Thousands)
               S&P      Moody's      Face                                                                         Value
State         Rating     Rating     Amount                          Issue                                       (Note 1a)
South                                       Piedmont Municipal Power Agency, South Carolina, Electric
Carolina--                                  Revenue Refunding Bonds (c):
1.2%            AAA       Aaa     $ 3,000     6.75% due 1/01/2019                                               $  3,683
                AAA       Aaa       1,890     Series A, 6.50% due 1/01/2014                                        2,273
                AAA       Aaa         320     Series A, 6.50% due 1/01/2014 (h)                                      386

Texas--7.5%     AAA       Aaa      10,000   Austin, Texas, Revenue Refunding Bonds (Sub-Lien), Series A,
                                            4.25% due 5/15/2028 (f)                                                8,761
                AAA       Aaa       2,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                            Light and Power Company), Series B, 6.375% due 4/01/2012 (f)           2,195
                AAA       Aaa       5,455   Brownsville, Texas, Independent School District, 4.75% due
                                            8/15/2023                                                              5,185
                AAA       Aaa       4,395   Carrollton, Texas, Independent School District, 4.625% due
                                            2/15/2019                                                              4,161
                NR*       Aaa       4,490   Edcouch Elsa, Texas, Independent School District, 4.75% due
                                            8/15/2022                                                              4,278
                AAA       Aaa       2,870   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Hermann Hospital Project), 6.375% due
                                            10/01/2004 (a)(f)                                                      3,252
                A1+       NR*       1,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            4.10% due 12/01/2025 (g)                                               1,000
                AAA       Aaa       4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), 6.55% due 10/01/2022 (c)                    5,179
                AAA       Aaa       2,985   San Antonio, Texas, Water Revenue Bonds, 6.50% due 5/15/2010 (f)       3,267
                AA        Aa2       2,090   Texas State Veterans' Housing Assistance Fund II, AMT, Series A,
                                            7% due 12/01/2025                                                      2,269

Virginia--      AA        Aa2       4,500   Henrico County, Virgina, IDA, Public Facility Lease Revenue
1.8%                                        Bonds, 7% due 8/01/2013                                                5,265
                                            Virginia State, HDA, Commonwealth Mortgage:
                AA+       Aa1       1,620     Series C, Sub-Series C-3, 6% due 1/01/2017                           1,727
                AA+       Aa1       2,500     Series D, Sub-Series D-1, 6.10% due 1/01/2019                        2,667

Washington--    AA+       Aa1       4,000   Seattle, Washington, GO, Refunding, 6.50% due 3/01/2017                4,290
1.5%            AAA       Aaa       3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                            12/01/2004 (a)(b)                                                      3,538

Wisconsin--     AAA       Aaa       5,000   Wisconsin State Health and Educational Facilities Authority
1.1%                                        Revenue Bonds (Children's Hospital of Wisconsin Inc. Project),
                                            6.50% due 8/15/2002 (a)(c)                                             5,553

                                            Total Investments (Cost--$497,498)--98.3%                            516,437

                                            Other Assets Less Liabilities--1.7%                                    9,146
                                                                                                                --------
                                            Net Assets--100.0%                                                  $525,583
                                                                                                                ========

(a)Prerefunded.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)FHA Insured.
(e)FSA Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
(h)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                              As of December 31, 1998
Assets:
Investments, at value (identified cost--$497,497,665) (Note 1a)                                             $516,436,994
Receivables:
  Securities sold                                                                          $  9,197,205
  Interest                                                                                    7,288,029
  Capital shares sold                                                                         1,010,371       17,495,605
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                           9,166,369
                                                                                                            ------------
Total assets                                                                                                 543,098,968
                                                                                                            ------------

Liabilities:
Payables:
  Securities purchased                                                                       16,613,995
  Capital shares redeemed                                                                       265,976
  Investment adviser (Note 2)                                                                   244,427       17,124,398
                                                                                           ------------
Accrued expenses and other liabilities                                                                           391,508
                                                                                                            ------------
Total liabilities                                                                                             17,515,906
                                                                                                            ------------

Net Assets                                                                                                  $525,583,062
                                                                                                            ============

Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                                $    284,169
Paid-in capital in excess of par                                                                             500,918,512
Undistributed investment income--net                                                                           1,196,697
Undistributed realized capital gains on investments--net                                                       4,244,355
Unrealized appreciation on investments--net                                                                   18,939,329
                                                                                                            ------------

Net Assets:
Equivalent to $18.50 per share based on 28,416,943 shares outstanding                                       $525,583,062
                                                                                                            ============


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                             For the Year Ended December 31, 1998
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $ 28,411,476

Expenses:
Investment advisory fees (Note 2)                                                          $  2,680,487
Transfer agent fees                                                                           1,021,790
Printing and shareholder reports                                                                117,546
Accounting services (Note 2)                                                                     91,338
Custodian fees                                                                                   46,865
Professional fees                                                                                44,655
Registration fees (Note 1d)                                                                      38,653
Pricing services                                                                                 19,690
Directors' fees and expenses                                                                      8,980
Other                                                                                             9,297
                                                                                           ------------
Total expenses                                                                                                 4,079,301
                                                                                                            ------------
Investment income--net                                                                                        24,332,175
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments (Notes 1c & 3):
Realized gain on investments--net                                                                             23,368,181
Change in unrealized appreciation on investments--net                                                        (19,855,581)
                                                                                                            ------------

Net Increase in Net Assets Resulting from Operations                                                        $ 27,844,775
                                                                                                            ============


See Notes to Financial Statements.


                                                                                              For the Year Ended
The Municipal Fund Accumulation Program, Inc.                                                     December 31,
Statements of Changes in Net Assets                                                          1998              1997
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $ 24,332,175     $ 27,041,719
Realized gain on investments--net                                                            23,368,181       14,714,958
Change in unrealized appreciation on investments--net                                       (19,855,581)         470,433
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                         27,844,775       42,227,110
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (24,377,474)     (27,042,103)
Realized gain on investments--net                                                           (23,103,998)      (5,189,519)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                                (47,481,472)     (32,231,622)
                                                                                           ------------     ------------

Capital Share Transactions (Note 4):
Net increase (decrease) in net assets resulting from capital share transactions               1,624,537      (18,249,666)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                (18,012,160)      (8,254,178)
Beginning of year                                                                           543,595,222      551,849,400
                                                                                           ------------     ------------
End of year*                                                                               $525,583,062     $543,595,222
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  1,196,697     $  1,241,996
                                                                                           ============     ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share Operating Performance:
Net asset value, beginning of year                                    $  19.22   $  18.85  $  19.22  $  17.51   $  19.79
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .88        .96       .98      1.01       1.03
Realized and unrealized gain (loss) on investments--net                    .12        .56      (.37)     1.71      (2.28)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.00       1.52       .61      2.72      (1.25)
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
  Investment income--net                                                  (.88)      (.96)     (.98)    (1.01)     (1.03)
  Realized gain on investments--net                                       (.84)      (.19)       --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (1.72)     (1.15)     (.98)    (1.01)     (1.03)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  18.50   $  19.22  $  18.85  $  19.22   $  17.51
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                       5.35%      8.29%     3.36%    15.88%    (6.44%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                  .76%       .72%      .83%      .86%       .89%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.54%      5.05%     5.18%     5.40%      5.54%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands)                                $525,583   $543,595  $551,849  $581,679   $537,197
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                        178%       131%       72%       56%        61%
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

Accounting services are provided to the Program by FAM at cost.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $913,243,034 and $934,849,672, respectively.

Net realized gains for the year ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term securities              $23,368,181    $18,939,329
                                  -----------    -----------
Total                             $23,368,181    $18,939,329
                                  ===========    ===========


As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $18,918,970, of which $20,693,803 related to appreciated securities and $1,774,833 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $497,518,024.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                         3,320,005   $ 63,415,487
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,354,774     44,384,091
                                 ------------   ------------
Total issued                        5,674,779    107,799,578
Shares redeemed                    (5,547,023)  (106,175,041)
                                 ------------   ------------
Net increase                          127,756   $  1,624,537
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1997                     Shares        Amount


Shares sold                         3,747,854   $ 71,019,225
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,548,222     29,326,623
                                 ------------   ------------
Total issued                        5,296,076    100,345,848
Shares redeemed                    (6,278,599)  (118,595,514)
                                 ------------   ------------
Net decrease                         (982,523)  $(18,249,666)
                                 ============   ============


The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report

<AUDIT-REPORT>
The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsi-bility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP
Princeton, New Jersey
February 5, 1999
</AUDIT-REPORT>


The Municipal Fund Accumulation Program, Inc.
Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following information summarizes the per share taxable ordinary income and long-term gain distributions paid by the Program during the year:


Payable            Ordinary          Long-Term
  Date              Income         Capital Gains*

04/15/98           $.065546           $.077233

12/30/98           $.296784           $.399595

[FN]
*The entire distribution is subject to a 20% tax rate.

Please retain this information for your records.


Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Donald C. Burke--Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10007